Exhibit 99.1

Strive Announces Proposed Follow-On Offering of SATA Stock

DALLAS, TX—(GLOBE NEWSIRE)—January 21, 2026—Strive, Inc. (Nasdaq: SATA) (“Strive” or the “Company”) today announced that, subject to market and other conditions, it intends to conduct a $150 million follow-on offering (the “offering”) registered under the Securities Act of 1933, as amended (the “Securities Act”), of shares of Strive’s Variable Rate Series A Perpetual Preferred Stock (the “SATA Stock”).

Strive intends to use the net proceeds of this offering, together with cash on hand and potentially cash from terminating Strive’s existing capped call transactions relating to the outstanding 4.25% Convertible Senior Notes due 2030 (the “Semler Convertible Notes”) issued by Semler Scientific, Inc., a wholly-owned subsidiary of Strive (“Semler Scientific”), and guaranteed by Strive, pursuant to an indenture, dated as of January 28, 2025, between Semler Scientific and U.S Bank Trust Company, National Association, as trustee (the “Trustee”), as amended by a supplemental indenture, dated January 16, 2026, by and among Semler Scientific, Strive and the Trustee, (i) to finance the redemption, repurchase, repayment, satisfaction and discharge or other payment of all or a portion of the Semler Convertible Notes and Semler Scientific’s outstanding borrowings under its master loan agreement with Coinbase Credit Inc., which may include one or more repurchases pursuant to privately negotiated transactions, and the payment of accrued and unpaid interest thereon, with the purpose of returning to a perpetual-preferred only amplification model, (ii) the acquisition of bitcoin and bitcoin-related products and (iii) for working capital and general corporate purposes.

Strive also announced that it is in the process of negotiating separate and individual transactions with certain holders of the Semler Convertible Notes to exchange some or all of the Semler Convertible Notes held by such holders for shares of SATA Stock. The Company expects to reduce the size of its follow-on offering to the extent it elects to issue shares of SATA Stock in connect with such exchanges. This offering is not conditioned on the closing of any such exchange, and any such exchange would be subject to ongoing negotiations and market conditions. The Company will not receive any cash proceeds from any such exchange. Any such exchange would be conducted pursuant to an exemption from registration under the Securities Act, in reliance on Section 4(a)(2) of the Securities Act as transactions by an issuer not involving a public offering.

The SATA Stock accumulates cumulative dividends at a variable rate (as described below) per annum on the stated amount of $100 per share (the “stated amount”) thereof. Regular dividends on the shares of SATA Stock are payable when, as and if declared by Strive’s board of directors or any duly authorized committee thereof, out of funds legally available for their payment, monthly in arrears on the 15th calendar day of each calendar month, beginning on February 15, 2026. The monthly regular dividend rate per annum is 12.25%. However, Strive has the right, in its sole and absolute discretion, to adjust the monthly regular dividend rate per annum applicable to subsequent regular dividend periods. Strive’s right to adjust the monthly regular dividend rate per annum is subject to certain restrictions. For example, Strive is not permitted to reduce the monthly regular dividend rate per annum that applies to any regular dividend period (i) by more than the following amount from the monthly regular dividend rate per annum applicable to the prior regular dividend period: the sum of (1) 25 basis points; and (2) the excess, if any, of (x) the one-month term SOFR rate on the first business day of such prior regular dividend period, over (y) the minimum of the one-month term SOFR rates that occur on the business days during the period from, and including, the first business day of such prior regular dividend period to, and including, the last business day of such prior regular dividend period; or (ii) to a rate per annum that is less than the one-month term SOFR rate in effect on the business day before Strive provides notice of the next monthly regular dividend rate per annum. In addition, Strive is not entitled to elect to reduce the monthly regular dividend rate per annum unless and until (x) three (3) months following November 10, 2025, or such earlier time as the arithmetic average of the last reported sale prices per share of SATA Stock for each trading day of twenty (20) consecutive trading days at any time during the three (3) months following the initial issuance date exceeds $100 and (y) all accumulated regular dividends, if any, on the SATA Stock then outstanding for all prior completed regular dividend periods, if any, have been paid in full. Strive’s current intention (which is subject to change in Strive’s sole and absolute discretion) is to adjust the monthly regular dividend rate per annum in such manner as Strive believes is designed to cause the SATA Stock to trade at prices within its stated long-term range of $95 and $105 per share. Declared regular dividends on the SATA Stock will be payable solely in cash. In the event that any accumulated regular dividend on the SATA Stock is not paid on the applicable regular dividend payment date, then additional regular dividends (“compounded dividends”) accumulate on the amount of such unpaid regular dividend, compounded monthly. The compounded dividend rate applicable to any unpaid regular dividend that was due on a regular dividend payment date has been set at rate per annum equal to 12.25% plus 25 basis points; provided, however, that, until such regular dividend, together with compounded dividends thereon, is paid in full, such compounded dividend rate will increase by 25 basis points per month for each subsequent regular dividend period, up to a maximum dividend rate of 20% per annum.

Concurrent with the closing of our initial public offering of the SATA Stock on November 10, 2025 (the “IPO Closing”), we established an initial dividend reserve in an amount equal to the first 12 months of dividend payments (which assumed dividend payments at a rate of 12.00% per annum) calculated as of the date of the IPO Closing (the “Initial Dividend Reserve”) and deposited $12.00 per share of SATA Stock into a separate account (the “Dividend Payment Account”) funded by us with existing cash on hand. Concurrent with the closing of this offering, we intend to increase the dividend reserve in the Dividend Payment Account in an amount equal to the first 12 months of dividend payments (assuming dividend payments are made at a rate of 12.25% per annum) calculated as of the date of the closing of this offering and will deposit $12.25 per share of SATA Stock sold in this offering into the Dividend Payment Account (together with the Initial Dividend Reserve, the “Dividend Reserve”).

Strive has the right, at its election, to redeem all, or any whole number of shares, of the issued and outstanding SATA Stock, at any time, and from time to time, on any redemption date, at a cash redemption price per share of SATA Stock to be redeemed equal to $110 (or such higher amount as may be chosen in Strive’s sole discretion, it being understood that such higher amount (or the formula to determine such higher amount) will be announced by prior public notice and/or set forth in the applicable relevant notice of redemption), plus accumulated and unpaid regular dividends, if any, thereon to, and including, the redemption date. However, Strive may not redeem less than all of the outstanding shares of SATA Stock unless at least $50.0 million aggregate stated amount of SATA Stock is outstanding and not called for redemption as of the time Strive provides the related redemption notice. Strive also has the right, at its election, to redeem all, but not less than all, of the SATA Stock, at any time, for cash if the total number of shares of all SATA Stock then outstanding is less than 25% of the total number of shares of SATA Stock issued in the initial offering of SATA Stock and in any future offering, taken together (a “clean-up redemption”). In addition, Strive has the right to redeem all, but not less than all, of the SATA Stock if certain tax events occur (a “tax redemption”). The redemption price for any SATA Stock to be redeemed pursuant to a clean-up redemption or a tax redemption will be a cash amount equal to the liquidation preference (as described below) of the SATA Stock to be redeemed as of the business day before the date on which Strive provides the related redemption notice, plus accumulated and unpaid regular dividends, if any, thereon to, and including, the redemption date.

If an event that constitutes a “fundamental change” under the certificate of designation governing the SATA Stock occurs, then, subject to certain limitations, holders of the SATA Stock have the right to require Strive to repurchase some or all of their shares of SATA Stock at a cash repurchase price equal to the stated amount of the SATA Stock to be repurchased, plus accumulated and unpaid regular dividends, if any, to, and including, the fundamental change repurchase date.

The liquidation preference of the SATA Stock is $100 per share. Effective immediately after the close of business on each business day after November 10, 2025 (and, if applicable, during the course of a business day on which any sale transaction to be settled by the issuance of SATA Stock is executed, from the exact time of the first such sale transaction during such business day until the close of business of such business day), the liquidation preference per share of SATA Stock will be adjusted to be the greatest of (i) the stated amount per share of SATA Stock; (ii) in the case of any business day with respect to which Strive has, on such business day, executed any sale transaction to be settled by the issuance of SATA Stock, an amount equal to the last reported sale price per share of SATA Stock on the trading day immediately before such business day; and (iii) the arithmetic average of the last reported sale prices per share of SATA Stock for each trading day of the ten consecutive trading days (or, if applicable, the lesser number of trading days as have elapsed during the period from, and including, the initial issue date to, but excluding, such business day) immediately preceding such business day.

Barclays and Cantor are acting as joint book-running managers for the offering. Clear Street is acting as co-manager for the offering.

The offering is being made pursuant to an effective shelf registration statement on file with the Securities and Exchange Commission (the “SEC”). The offering will be made only by means of a prospectus supplement and an accompanying prospectus. An electronic copy of the preliminary prospectus supplement, together with the accompanying prospectus, will be available on the SEC’s website at www.sec.gov. Alternatively, copies of the preliminary prospectus supplement, together with the accompanying prospectus, can be obtained by contacting: Barclays Capital Inc., c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, by email at barclaysprospectus@broadridge.com or telephone at 1-888-603-5847; or Cantor Fitzgerald & Co., Attention: Capital Markets, 110 East 59th Street, 6th Floor, New York, NY 10022, or by email at prospectus@cantor.com.

About Strive

Strive is the first publicly traded asset management Bitcoin treasury company. Strive is focused on increasing Bitcoin per share to outperform Bitcoin over the long run. Strive holds approximately 12,797.6 bitcoin as of January 16, 2026.

Since launched its first ETF in August 2022, Strive Asset Management, LLC, a direct, wholly owned subsidiary of Strive and an SEC-registered investment adviser, has grown to manage over $2.3 billion in assets.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this press release may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 3b-6 promulgated thereunder, which statements involve inherent risks and uncertainties. Examples of forward-looking statements include, but are not limited to, statements regarding the outlook and expectations of Strive and Semler Scientific, Inc. (“Semler Scientific”), respectively, with respect to the proposed transaction (the “proposed transaction”), the strategic benefits and financial benefits of the proposed transaction, including the expected impact of the proposed transaction on the combined company’s future financial performance, the timing of the closing of the proposed transaction, the ability to successfully integrate the combined businesses, the size and timing of the offering, the anticipated use of any proceeds from the offering, the terms of the securities being offered and the Company’s intentions with respect to adjusting the SATA Stock monthly regular dividend rate per annum. Such statements are often characterized by the use of qualified words (and their derivatives) such as “may,” “will,” “anticipate,” “could,” “should,” “would,” “believe,” “contemplate,” “expect,” “estimate,” “continue,” “plan,” “project,” “predict,” “potential,” “assume,” “forecast,” “target,” “budget,” “outlook,” “trend,” “guidance,” “objective,” “goal,” “strategy,” “opportunity,” and “intend,” as well as words of similar meaning or other statements concerning opinions or judgment of Strive, Semler Scientific or their respective management about future events. Forward-looking statements are based on assumptions as of the time they are made and are subject to risks, uncertainties and other factors that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results expressed or implied by such forward-looking statements as a result of various important factors, including the uncertainties related to market conditions and the completion of the offering on the anticipated terms or at all. Other risks, uncertainties and assumptions, including, among others, the following:

•	the possibility that the proposed transaction does not close when expected or at all because the conditions to closing are not received or satisfied on a timely basis or at all;

•	the outcome of any legal proceedings that may be instituted against Strive or Semler Scientific or the combined company;

•
the possibility that the anticipated benefits of the proposed transaction, including anticipated cost savings and strategic gains, are not realized when expected or at all, including as a result of changes in, or problems arising from, implementation of Bitcoin treasury strategies and risks associated with Bitcoin and other digital assets, general economic and market conditions, interest and exchange rates, monetary policy, and laws and regulations and their enforcement;

•	the possibility that the proposed transaction may be more expensive or take longer to complete than anticipated, including as a result of unexpected factors or events;

•	the diversion of management’s attention from ongoing business operations and opportunities;

•	dilution caused by Strive’s issuance of additional shares of its Class A common stock in connection with the proposed transaction;

•
potential adverse reactions of Strive’s or Semler Scientific’s customers or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transaction;

•	changes in Strive’s or Semler Scientific’s share price before closing; and

•	other factors that may affect future results of Strive, Semler Scientific or the combined company.

These factors are not necessarily all of the factors that could cause Strive’s, Semler Scientific’s or the combined company’s actual results, performance or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other factors, including unknown or unpredictable factors, also could harm Strive, Semler Scientific or the combined company’s results.

Although each of Strive and Semler Scientific believes that its expectations with respect to forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that actual results of Strive or Semler Scientific will not differ materially from any projected future results expressed or implied by such forward-looking statements. Additional factors that could cause results to differ materially from those described above can be found in Strive’s Annual Report on Form 10-K, Strive’s Form S-4 filed on August 6, 2025 and October 10, 2025, under the “Supplementary Risk Factors” filed as an exhibit to Strive’s Current Report on Form 8-K filed with the SEC on September 24, 2025, Semler Scientific’s most recent annual report on Form 10-K for the fiscal year ended December 31, 2024 and quarterly reports on Form 10-Q, and other documents subsequently filed by Strive and Semler Scientific with the SEC.

The actual results anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on Strive, Semler Scientific or their respective businesses or operations. Investors are cautioned not to rely too heavily on any such forward-looking statements. Forward-looking statements contained in this press release speak only as of the date hereof, and Strive and Semler Scientific undertake no obligation to update or clarify these forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by applicable law.

No Offer or Solicitation

This press release is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or the solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or pursuant to an exemption from, or in a transaction not subject to, such registration requirements. This press release also shall not constitute an offer to purchase, a solicitation of an offer to sell, or a notice of redemption with respect to the Semler Convertible Notes.

Strive Media Contact:

media@strive.com

Investor Contact:

ir@strive.com

Source: Strive, Inc.